UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2008

ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in charter)

Florida	000-32249	98-0222013

(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

 A-4F Tongxinge, Xietong Building, Gaoxin 2nd Road,
Hi-Tech Industrial Zone, Xi’an, Shaanxi province, PRC 710065
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (011)-86-29-88386415

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, including, in particular, future sales, product demand, the market for our products in the People’s Republic of China and elsewhere, competition, exchange rate fluctuations and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

You are advised to consult any additional disclosures we make in our reports on Form 10-KSB, Form 10-QSB, Form 8-K, or their successors.

Item 4.01	Change in Registrant’s Independent Accountants

Entech Environmental Technologies, Inc. (the "Company") has elected to terminate its engagement of Tarvaran Askelson & Company, LLP (“TAC”) as the independent registered public accounting firm responsible for auditing the Company's financial statements. The termination, which was effective as of March 5, 2008, was approved by the Company's Board of Directors.

TAC’s report on the Company's financial statements as of September 30, 2007 and year then ended did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles with the exception that TAC’s audit report contained an explanatory note which raised substantial doubt as to the ability of the Company to continue as a going concern. During the two most recent fiscal years and any subsequent interim period prior to the termination of TAC, the Company did not have any disagreements with TAC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TAC, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the two most recent fiscal years and any subsequent interim period prior to the termination of TAC, TAC did not advise the Company of any of the following:

(a) that the internal controls necessary for the Company to develop reliable financial statements did not exist;

(b) that information had come to TAC’s attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

(c) that TAC needed to expand significantly the scope of its audit, or that information had come to TAC’s attention that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that would have prevented it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements.

The Company provided TAC with a copy of the disclosures set forth in this Current Report on Form 8-K, and requested that TAC furnish the Company with a letter addressed to TAC stating whether it agrees with the statements made by the Company herein. The letter received by the Company from TAC in which TAC. states that it is in agreement with the disclosures set forth herein, is attached hereto as Exhibit 16.1.

Engagement of Child, Van Wagoner & Bradshaw, PLLC

The Company has engaged Child, Van Wagoner & Bradshaw, PLLC (“Child, Van Wagoner”) to serve as the independent registered public accounting firm responsible for auditing the Company's financial statements. The engagement, which is effective as of March 5, 2008, was approved by the Company's Board of Directors.

The Company consulted with Child, Van Wagoner in connection with (a) the Company’s acquisition of all of the capital stock of Pacific Industry Holding Group Co., Ltd. (“Pacific”) on February 26, 2008 pursuant to a Share Exchange Agreement, dated February 22, 2008 between the Company, Pacific and the shareholders of Pacific and (b) the filing by the Company on March 3, 2008 of a Current Report on Form 8-K to report the acquisition and related matters, which Current Report contained (i) financial statements of Pacific (A) as of December 31, 2006 and 2005 and for the years then ended, audited by Child, Van Wagoner and containing their report thereon and (B) as of September 30, 2007 and the nine months ended September 30, 2007 and September 30, 2006 and (ii) unaudited pro forma consolidated financial statements giving effect to the acquisition by the Company of Pacific.

Except as set forth in the immediately preceding paragraph, neither the Company nor anyone on behalf of the Company consulted Child Van Wagoner during the two most recent fiscal years and any subsequent interim period prior to engaging Child Van Wagoner, regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions of Item 304 of Regulation S-K) or reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is filed with this Current Report

16.1	Letter from Tarvaran Askelson & Company LLP.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2008

ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
(Registrant)

By:	/s/ Yongke Xue
Yongke Xue,
Chief Executive Officer